UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025 (November 28, 2025)

Payoneer Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40547	86-1778671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 27th Floor New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 600-9272

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PAYO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On November 28, 2025, the Compensation Committee of the Board of Directors of Payoneer Global Inc. (the “Company”), adopted a Change in Control Severance Plan for executives, including named executive officers (the “Executive CiC Plan”). Under the Executive CiC Plan, subject to the execution of a participation agreement, participants will receive the following payments and benefits upon a termination by the Company without cause or resignation initiated by the participant for good reason, pursuant to a change in control (as defined under the Company’s Omnibus Incentive Plan), subject to the participant’s execution of a separation and release agreement: (i) a lump sum cash payment in an amount equal to the sum of the participant’s annual base salary and annual target bonus, (ii) continuation of medical and dental coverage for the participant and his/her eligible dependents at active employee rates for up to twelve (12) months subject to normal COBRA termination rules, and (iii) immediate vesting of any outstanding time-vest equity awards, and with respect to performance awards, (x) the performance conditions shall be treated in accordance with the award agreements applicable to such awards, and (y) the time-vesting condition shall be deemed fully satisfied as of the participant’s termination date.

The Company’s executive officers, including the Chief Executive Officer and Chief Financial Officer who will not participate in the Executive CiC Plan, will remain eligible for their existing severance benefits under their employment agreements in the event of a change in control, if any, unless and until they execute a participation agreement under the Executive CiC Plan.

The foregoing description is in summary form only and is qualified in its entirety by reference to the Executive CiC Plan and participation agreement form, which are filed as Exhibits 10.1 and 10.2, respectively to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Payoneer Global Inc. Change in Control Severance Plan
10.2	Payoneer Global Inc. Change in Control Severance Plan Participation Agreement Form
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYONEER GLOBAL INC.

December 3, 2025	By:	/s/ John Caplan
Name: John Caplan
Title: Chief Executive Officer